                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the annual report on Form 10-K for the year ended December 31, 2003 (the "Form 10-K") of SEMCO Energy, Inc. (the "Issuer").

         I, Eugene N. Dubay, Interim President and Chief Executive Officer of the Issuer, certify that:

         (i) The Form 10-K fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (ii) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



Dated:  March 4, 2004
                                              /s/ Eugene N. Dubay
                                              --------------------------------
                                              Eugene N. Dubay
                                              Interim President and
                                              Chief Executive Officer,
                                              SEMCO Energy, Inc.